Filed pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Stance ESG ETF

The Nasdaq Stock Market LLC: STNC

March 13, 2025

Supplement to the Statutory Prospectus and Statement of Additional Information,
 each dated February 28, 2025

On March 12, 2025, the Board of Trustees of Hennessy Funds Trust (the “Board”), on behalf of the Hennessy Stance ESG ETF (the “Fund”), approved changes to the name and semi-transparent structure of the Fund, as described below.

The Board approved a change to the name of the Fund to the Hennessy Sustainable ETF. This change is expected to take effect on or about May 12, 2025 (the “Effective Date”), although the Effective Date may be delayed. All references in the Prospectus and Statement of Additional Information (“SAI”) are hereby changed to the new name as of the Effective Date.

Additionally, the Board approved a change in the Fund’s structure from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. This change will also take place on the Effective Date. In connection with this change, the Fund will no longer disclose a portfolio transparency substitute (the “Portfolio Basket Reference Structure”) and certain related information about the relative performance of the Portfolio Basket Reference Structure and such Fund’s actual portfolio holdings, which were designed to facilitate an effective arbitrage mechanism for the Fund’s shares while protecting the identity of the Fund’s full portfolio holdings. Accordingly, references to the “non-transparent” structure, Portfolio Basket Reference Structure, and related disclosure in the Prospectus and SAI will be removed as of the Effective Date.

In addition, in connection with the change in the Fund’s structure, as of the Effective Date, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”), which permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order. Although the Fund’s investment objectives, strategies, fees, and expenses are not expected to change as a result of the changes described above, the Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements, and limitations of the Order, and to remove references to the “non-transparent” structure, Portfolio Basket Reference Structure, and related disclosure, as noted above. Accordingly, all references to the terms, requirements, and limitations of the Order and related disclosure in the Prospectus and SAI are removed as of the Effective Date. Further, certain descriptions in the SAI regarding purchases and redemptions of creation units have been revised for clarity while removing references to the Order.

Specifically, the following changes to the Prospectus and SAI are made effective as of Effective Date, with defined terms in quotations to be underlined in the SAI as applicable:

•	All references to the “Hennessy Stance ESG ETF” are changed to the “Hennessy Sustainable ETF” in the Prospectus and SAI.
•	The legend that begins “This ETF is different from traditional ETFs” is removed from the front cover page of the Prospectus.
•	The references to “environmental, social, and governance (“ESG”)” and “ESG” in the “Principal Investment Strategy” section of the Prospectus are changed to “sustainability.”
•	The paragraph titled “Semi-Transparent Actively-Managed ETF with Portfolio Basket Reference Structure” in the Principal Investment Strategy” section of the Prospectus is removed.
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The paragraphs titled “Portfolio Basket Reference Structure Risk,” “Limitations of Intraday Indicative Value (IIV) Risk,” “New Fund Risk,” and “Predatory Trading Practices Risk” in the section “Principal Risks” of the Prospectus are deleted entirely.

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The paragraphs titled “Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices other than NAV Risk” in the section “Principal Risks” in the Prospectus are amended and restated sequentially as follows and are presented as the first risk factors in such section following its introductory paragraph:

Structural ETF Risks: The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Cash Transactions Risk. The Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s net asset value (“NAV”) to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant (“AP”). Shareholders may be subject to tax on gains they would not otherwise have been subject to, or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Market Participants Risk. Only an AP may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation or redemption transactions. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). To the extent that APs exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. The Fund may also rely on a small number of third-party market makers to provide a market for the purchase and sale of the Fund’s shares but such market makers are under no obligation to do so. Decisions by APs or market makers to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the AP’s ability to proceed with creation or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on The Nasdaq Stock Market LLC (the “Exchange”), which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in the Fund’s shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads of the Fund’s shares. “Bid” refers to the highest price a buyer will pay to buy a specified number of shares of a stock at any given time. “Ask” refers to the lowest price at which a seller will sell the stock. The difference between the bid price and the ask price is called the “spread.”

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with ETFs generally, the Fund’s shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the NAV per share (premium) or less than the NAV per share (discount). If a shareholder purchases the Fund’s shares at a time when the market price is at a premium to the net asset value or sells the Fund’s shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Fund’s NAV per share, respectively. This risk is heightened in times of market volatility or periods of steep market declines.

Trading Risks. Although the Fund’s shares are listed for trading on the Exchange, there can be no assurance that the Fund’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of the Fund’s shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares. Trading in shares on the Exchange may be halted by the Exchange because of market conditions that, in the view of the Exchange, make trading in the Fund inadvisable. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund or may only be able to do so at an increased premium or discount.

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The paragraphs titled “Environmental, Social, and Governance Investing Risk” and “Third-Party Data Provider Risk” in the section “Principal Risks” in the Prospectus are amended and restated as follows:

Sustainability Investing Risk: Sustainability investing risk is the risk that applying sustainable investment analysis to the Portfolio Managers’ investment decisions regarding the Fund’s portfolio may forgo certain investment opportunities otherwise available to the Fund. The Fund intends to invest in companies with measurably high sustainability ratings relative to their sector peers, and screen out particular companies that do not meet its sustainability criteria. The Fund believes that these sustainability factors are material to its assessment of the risk-return profiles of companies in which it invests. The relevance and weighting of sustainability criteria may vary significantly among issuers and third-party data providers. Sustainability is a subjective assessment and it is not uniformly defined. Sustainability data may be incomplete, delayed, inaccurate, or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. The Fund’s returns may be lower than other funds that do not seek to invest in companies based on sustainability ratings or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have higher sustainability ratings, but investors may differ in their views of sustainability characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Regulatory changes regarding the definition or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

Third-Party Data Provider Risk: In evaluating issuers, the Portfolio Managers rely upon information and data, including from third-party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the Portfolio Manager to incorrectly assess an issuer’s business practices with respect to sustainability metrics. As a result, the Fund may underperform funds that do not screen or score companies based on sustainability factors or funds that use different third-party data providers.

•	The paragraph titled “Sector Risk” in the Prospectus is amended and restated as follows:

Industry Concentration Risk: From time to time, the Fund may concentrate its investments in one or more industry sectors. The Fund is currently substantially invested in the Health Care, Financials, and Consumer Discretionary sectors, and its performance is therefore tied closely to, and affected by, developments in these industries. Companies in the Health Care sector are subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, and an increased emphasis on outpatient services. Companies in the Financials sector may be adversely affected by changes in the regulatory environment, interest rate changes, and other factors. Finally, companies in the Consumer Discretionary sector may be affected by commodity price volatility, consumer preferences, competition, changing demographics, and labor relations. These companies depend heavily on disposable household income and consumer spending, and social trends and marketing campaigns may significantly affect demand for their products. Consumer Discretionary companies may also lose value more quickly in periods of economic downturns because their products are viewed as nonessential luxury items.

•	The last paragraph in the section “Additional Investment Information” in the Prospectus is amended and restated as follows:

Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available at hennessyetfs.com. In addition, the Fund’s full portfolio holdings as of the close of the previous trading day is available at hennessyetfs.com.

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The reference to “environmental, social, and governance risks” in the section “Portfolio Managers Employed by Stance Capital” under the heading “Management of the Funds” in the Prospectus is changed to “sustainability risks.”

•	The section “Share Trading Prices on the Exchange” under the heading “Shareholder Information” in the Prospectus is amended and restated as follows:

Trading prices of Fund shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the trading prices of Fund shares. The price you pay or receive when you buy or sell Fund shares in the secondary market may be more or less than the NAV of such shares.

•	The sections “Portfolio Basket Reference Structure” and “Guardrail Amount” under the heading “Shareholder Information” in the Prospectus are deleted entirely.
•
All references to the Fund’s reliance on the Order and any restrictions on the types of investments that the Fund may hold to those listed in the Fund’s application for the Order are deleted from the SAI. Accordingly:

•	The first two sentences of the fifth paragraph under the heading “Fund History and Classification” in the SAI is amended and restated as follows:

The Fund is an actively managed exchange-traded fund (“ETF”).

•	The sixth through ninth paragraphs under the heading “Fund History and Classification” in the SAI are deleted entirely.

•	The last sentence in the introduction to the section “Fundamental Policies” under the heading “Investment Restrictions” is deleted entirely.
•	The second sentence in the section “Senior Securities” under the heading “Investment Restrictions” is amended and restated as follows:

(The Fund currently does not enter into derivatives transactions, as defined in Rule 18f-4(a) under the 1940 Act.)

•	The second sentence in the section “Borrowing” under the heading “Investment Restrictions” is deleted entirely.
•	The section “Regulation FD” under the heading “Investment Restrictions” is deleted entirely.
•	The fourth sentence in the second paragraph of the section “Exclusion from Commodity Pool Operator Definition” under the heading “Investment Considerations” is deleted entirely.

•	The reference to “environmental, social, and governance (“ESG”)” and “ESG” in the section “Name Rule” under the heading “Investment Restrictions” in the SAI is changed to “sustainability.”
•	The second paragraph under the heading “Exchange Listing and Trading” in the SAI is amended and restated as follows:

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its shares. The Exchange may, but is not required to, remove the Fund’s shares from listing if, among other things (i) there are fewer than 50 beneficial owners of the shares, or (ii) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings with the Fund on the Exchange inadvisable. The Exchange will remove the Fund’s shares from listing and trading upon termination of the Fund.

•	The fifth paragraph under the heading “Exchange Listing and Trading” in the SAI is deleted entirely.
•	The section “ESG Investment Strategy Risk” under the heading “Investment Considerations” in the SAI is amended and restated as follows:

Sustainability Investing Risk

The Fund integrates sustainability factors into its investment decisions because the Fund believes these are pecuniary factors that have been shown to have a material effect on the risks and returns of the companies in which the Fund invests. The Fund’s integration of these factors into its investment decisions may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. As a result, the Fund’s returns may be lower than other funds that do not integrate these factors into their investment decisions. The relevance and weighting of sustainability criteria may vary significantly among the Fund, other issuers, and third-party data providers. Sustainability is a subjective assessment and it is not uniformly defined. Sustainability data may be incomplete, delayed, inaccurate, or unavailable, which could lead to an incorrect assessment of a company's sustainability characteristics. Regulatory changes or interpretations regarding the definitions or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its investment policies or achieve its investment objective, as well as the ability of certain classes of investors to invest in funds following a sustainability strategy such as the Fund. For example, the SEC has proposed disclosure requirements applicable to funds that consider environmental, social, and governance or other sustainability factors. In addition, recent state actions could prohibit certain state sponsored pension plans or investment funds from investing in certain funds that consider environmental, social, and governance or other sustainability factors.

•	The last paragraph in the section “Code of Ethics” under the heading “Management of the Funds” in the SAI is deleted entirely.
•	The section “Policy” under the heading “Disclosure of Portfolio Holdings” in the SAI is amended and restated as follows:

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange (“NYSE”) is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.hennessyetfs.com. The Trust, Investment Manager, sub-advisors, and the Distributor will not disseminate non-public information concerning the Trust.

•	The disclosures under the heading “Purchase and Redemption of Creation Units” in the SAI are amended and restated as follows:

PURCHASE AND REDEMPTION OF CREATION UNITS

General. ETFs, such as the Fund in each case below, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” The Fund will not issue fractional Creation Units. Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash, or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash, or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of ETF shares for a basket of securities, cash, or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF. Creation Units may also be issued and sold pursuant to the Dividend Reinvestment Service (discussed below).

Each Authorized Participant is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on the Exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the Exchange is open for business.

Basket Composition and Custom Baskets. Rule 6c-11(c)(3) under the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Investment Manager may consider various factors, including, but not limited to, (i) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objectives, policies, and disclosure, (ii) whether the securities, assets, and other positions can legally and readily be acquired, transferred, and held by the ETF or Authorized Participants, as applicable, (iii) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount, and (iv) increasing the Fund’s tax efficiency.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a nonrepresentative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect (i) a pro rata representation of the Fund’s portfolio holdings, (ii) a representative sampling of an ETF’s portfolio holdings, or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Fund reserves the right to permit or require the substitution of an amount of cash (i.e. cash in lieu of amount) to replace any in-kind deposit of designated portfolio of securities.

Under a variety of circumstances, an ETF and its shareholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency, and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove, and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use

“custom baskets” if the ETF has adopted written policies and procedures that (i) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters, and (ii) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters.

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Investment Manager has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination. Basket files are published for consumption through the NSCC, a subsidiary of DTC, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day and can be utilized for pricing, creations, redemptions, rebalancing, and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro-rata, custom, and forward-looking pro rata baskets are calculated by the Investment Manager and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders. All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern time) on each day the NYSE is open for business in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined after receipt of the order in proper form. However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). In addition, if an applicable market on which the Fund’s investments are primarily traded is closed on any day, the Fund will not accept orders on such day. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit.

Delivery of Redemption Proceeds. Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of securities – as announced by the Custodian on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of such request, and the value of the securities, less any redemption transaction fee. If the in-kind securities redeemed have a value greater than the NAV of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more securities. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or a combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset, or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

Cash Redemption Method. When full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant will receive the cash equivalent of the securities it would otherwise receive through an in-kind redemption, plus the same cash amount to be paid to an in-kind redeemer. The Fund may incur costs such as brokerage costs or taxable gains or losses that the Fund might not have incurred if the redemption had been made in-kind. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant. Shareholders may be subject to tax on gains they would not otherwise have been subject to or at an earlier date than if the Fund had effected redemptions wholly on an in- kind basis.

Cash Purchase Method. The Fund may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the securities it would otherwise be required to provide through an in-kind purchase, plus the same cash component required to be paid by an in-kind purchaser together with applicable creation transaction fees and charges.

Creation Transaction Fees. The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. The standard Creation Unit creation transaction fee for the Fund is $300.

Redemption Transaction Fees. The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed. The standard Creation Unit redemption transaction fee is $300.

Suspension of Creations. The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may suspend creations include, but are not limited to, (i) the order is not in proper form, (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund, (iii) the required consideration is not delivered, (iv) the acceptance of the basket would, in the opinion of the Fund, be unlawful, or (v) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures, market conditions or activities causing trading halts, systems failures involving computer or other information systems affecting the Fund, the Investment Manager, the Distributor, DTC, NSCC, the transfer agent, the Custodian, any sub-custodian or any other participant in the purchase process, and similar extraordinary events. The Fund reserves the right to reject a creation order transmitted to it provided that such action does not result in a suspension of sales of creation units in contravention of 6c-11 and the SEC’s positions thereunder. The transfer agent shall notify a prospective creator of a Creation Unit or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the transfer agent, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of baskets, and none of them shall incur any liability for the failure to give any such notification.

Suspension of Redemptions. An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the investment company of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such company fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units. Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Additional Redemption Procedures. The Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund’s securities but does not differ in NAV. Redemptions of Fund shares for Fund securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund securities upon redemptions or could not do so without first registering the Fund securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. An Authorized Participant may request the redeeming investor of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to qualified institutional buyer status in order to receive Fund securities. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a shareholder to be deemed an underwriter. Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3)(C) of the 1933 Act.

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